UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

January 12, 2012
Date of Report (Date of earliest event reported)

Rovi Corporation
(Exact name of registrant as specified in its charter)

      Delaware                                     000-53413                                   26-1739297
(State or other jurisdiction of                 (Commission                               (I.R.S. employer
incorporation or organization)                         File No.)                                identification number)

2830 De La Cruz Boulevard
Santa Clara, California 95050
(Address of principal executive offices, including zip code)

(408) 562-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

    On January 12, 2012, at an investor presentation in Las Vegas, Nevada, Rovi Corporation (the “Company”) will present a corporate overview and financial update, which presentation includes an update on the Company’s current expectations with respect to its financial guidance for the year ended December 31, 2011 previously provided on November 8, 2011 and certain additional information related thereto.  The presentation was announced by a widely disseminated press release and was made available to the public via audio webcast, and the slides that accompanied the presentation will be available to the public at the time of the webcast through the Company’s website.

    During the presentation, the Company will present preliminary estimated ranges of the Company’s 2011 non-GAAP adjusted pro forma (“APF”) revenue of $775 million to $780 million, APF EBITDA of $342 million to $347 million, APF net income of $279 million to $284 million, and APF earnings per share (“EPS”) of $2.45 to $2.50.  The Company will also present 2012 estimates of $810 million to $840 million in revenue and $2.50 to $2.80 in APF EPS.

Non-GAAP or Adjusted Pro Forma Information

    Rovi Corporation provides non-GAAP or Adjusted Pro Forma (APF) information.  References to APF information are to non-GAAP pro forma measures.  As discussed in greater detail below, the Company provides APF financial information to assist investors in assessing its current and future operations in the way that its management evaluates those operations.  APF Operating Income, APF EBITDA, APF Net Income and APF EPS are supplemental measures of the Company’s performance that are not required by, and are not presented in accordance with, GAAP.  APF information does not substitute for any performance measure derived in accordance with GAAP, including, but not limited to GAAP pro forma information prepared in accordance with ASC 805, Business Combinations.

    APF and GAAP pro forma financial information assume the Sonic Solutions business combination occurred on January 1, 2010.

    APF Operating Income is defined as GAAP pro forma operating income from continuing operations adding back non-cash items other than depreciation (such as equity-based compensation, amortization, and asset impairment charges) and items required to be recorded under GAAP that impact comparability, but that the Company believes are not indicative of its core operating results (such as transaction, transition, integration and restructuring costs; expenses related to certain Gemstar pre-acquisition indemnification and other matters in excess of reserves established in purchase accounting; and the effect of the release of a portion of a payroll tax liability which Sonic Solutions established in prior years in connection with a stock option review). While depreciation expense is a non-cash item, it is included in APF Operating Income as management considers it a proxy for capital expenditures.

    APF EBITDA is defined as GAAP pro forma operating income from continuing operations adding back all of the adjustments used in calculating APF Operating Income and adding back depreciation.

    APF Net Income is defined as pro forma income from continuing operations, net of tax, adding back all of the adjustments used in calculating APF Operating Income and further adding back non-cash items (such as the amortization or write-off of debt issuance costs, non-cash interest expense recorded under ASC 470-20, mark-to-market fair value adjustments for interest rate swaps and caps, and discrete tax items including reserves) and items required to be recorded under GAAP which impact comparability, but that the Company believes are not indicative of its core operating results (such as payments to note holders and for expenses in connection with the early redemption of debt, loss on exiting the Guideworks Joint Venture, and gains on sales of strategic investments).

    APF EPS is calculated using APF Net Income .  When applicable, APF EPS includes the benefit of the convertible debt call option, which allowed the Company to purchase shares of its own stock at approximately $28.28, but which is excluded from GAAP EPS calculation as it is anti-dilutive; because the pragmatic reality is management would exercise this option rather than allow this dilution to occur.  This convertible debt call option was exercised in August 2011.

    The Company’s management has evaluated and made operating decisions about its business operations primarily based upon Adjusted Pro Forma Revenue, Adjusted Pro Forma Net Income and Adjusted Pro Forma EPS.  Management uses Adjusted Pro Forma Net Income and Adjusted Pro Forma EPS  as measures as they exclude items management does not consider to be “core costs” or “core proceeds” when making business decisions.  Therefore, management presents these Adjusted Pro Forma financial measures along with GAAP measures.  For each such Adjusted Pro Forma financial measure, the adjustment provides management with information about the Company’s underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods.  For example, since Rovi Corporation does not acquire businesses on a predictable cycle, management excludes amortization of intangibles from acquisitions, transaction costs and transition and integration costs in order to make more consistent and meaningful evaluations of the Company’s operating expenses.  Management also excludes the effect of restructuring and asset impairment charges, losses on debt redemption, the loss on exiting the Guideworks Joint Venture, expenses related to certain Gemstar pre-acquisition indemnification and other matters in excess of reserves established in purchase accounting, gains on sale of strategic investments and the release of a portion of a payroll tax liability which Sonic Solutions established in prior years in connection with a stock option review for the same reason.  Management excludes the impact of equity-based compensation to help it compare current period operating expenses against the operating expenses for prior periods and to eliminate the effects of this non-cash item, which, because it is based upon estimates on the grant dates, may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the equity-based compensation, and which, as it relates to stock options and stock purchase plan shares, is required for GAAP purposes to be estimated under valuation models, including the Black-Scholes model used by Rovi Corporation.  Management excludes non-cash interest expense recorded on convertible debt under ASC 470-20, mark-to-market fair value adjustments for interest rate swaps and caps, and the reversals of discrete tax items including reserves as they are non-cash items and not considered “core costs” or meaningful when management evaluates the Company’s operating expenses.  Management reclassifies the current period benefit of the interest rate swaps from gain on interest rate swaps and caps, net to interest expense in order for interest expense to reflect the swap rates, as these instruments reduce the interest rate the Company effectively pays on its convertible debt.  Management includes the benefit of the convertible debt call option, which allows the Company to purchase shares of its own stock at approximately $28.28, and is excluded from GAAP EPS calculation as it is anti-dilutive, because the pragmatic reality is management would exercise this option rather than allow this dilution to occur.  This convertible debt call option was exercised in August 2011.

    Management is using Adjusted Pro Forma measures to help it make budgeting decisions, including decisions that affect operating expenses and operating margin.  Further, Adjusted Pro Forma financial information helps management track actual performance relative to financial targets.  Making Adjusted Pro Forma financial information available to investors, in addition to GAAP financial information, may also help investors compare the Company’s performance with the performance of other companies in our industry, which may use similar financial measures to supplement their GAAP financial information.

    Management recognizes that the use of Adjusted Pro Forma measures have limitations, including the fact that management must exercise judgment in determining which types of charges should be excluded from the Adjusted Pro Forma financial information.  Because other companies, including companies similar to Rovi Corporation, may calculate their non-GAAP financial measures differently than the Company calculates its Adjusted Pro Forma measures, these Non-GAAP measures may have limited usefulness in comparing companies.  Management believes, however, that providing Adjusted Pro Forma financial information, in addition to GAAP financial information, facilitates consistent comparison of the Company’s financial performance over time.  The Company provides Adjusted Pro Forma financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company’s core operating performance in the same way that management does.

    All statements contained herein that are not statements of historical fact, including statements that use the words “estimates,” and statements regarding expected results of operations, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, the Company’s estimates of full year 2011 results of operations and 2012 revenue and APF EPS.

    Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements.  Such factors include, among others, the Company’s continued efforts to finish the review of the full year 2011 operating results and the audit of such results by the Company's auditors, the Company’s ability to successfully execute on its strategic plan and customer demand for and industry acceptance of the Company’s technologies and integrated solutions.  Such factors are further addressed in the Company’s Report on Form 10-Q for the period ended September 30, 2011 and other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov).  The Company assumes no obligation, except as required by law, to update any forward-looking statements in order to reflect events or circumstances that may arise after the date hereof.

    The information contained in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained in this Item 2.02 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Rovi Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rovi Corporation
(Registrant)
Date: January 12, 2012	By:	/s/ Stephen Yu
Stephen Yu
EVP and General Counsel